FOR IMMEDIATE RELEASE       Contact:        IDX Systems Corporation
                                            Margo Happer
                                            Director, Investor Relations
                                            802/864-1758, x6169
                                            margo_happer@idx.com

                                            ChannelHealth Incorporated
                                            Tracey Moran
                                            Manager, Communications
                                            802/863-5525 ext 4272
                                            tracey_moran@channelhealth.com

                                            Healtheon/WebMD Corporation
                                            Jennifer Meyer
                                            212-880-5253
                                            jennifer.meyer@ogilvypr.com

          HEALTHEON/WEBMD, IDX AND CHANNELHEALTH ANNOUNCE NEW AGREEMENT

                Strategic Alliance to be Implemented Immediately

BURLINGTON, VT and ATLANTA, GA, June 8, 2000 -- IDX Systems Corporation (NASDAQ:
IDXC), a leading healthcare information systems company, ChannelHealth Incorporated (ChannelHealth), a subsidiary of IDX dedicated to extending and enhancing the physician-patient relationship via the Internet, and Healtheon/WebMD Corporation (NASDAQ: HLTH), the first end-to-end Internet healthcare company connecting physicians and consumers to the entire healthcare industry, today announced they have entered into agreements defining strategic relationships among the companies. The new agreements supersede the agreements announced by the companies on January 24, 2000, which were subject to regulatory approval. The new agreements announced today are not subject to regulatory approval and will be implemented immediately.

As a result of the agreements announced today:

o Healtheon/WebMD will provide electronic transaction services for IDX's practice management systems and ChannelHealth's Internet services.

o Healtheon/WebMD's content will be integrated into ChannelHealth's Physician Channel(TM) and Patient Channel(TM) Internet services, strengthening the services with rich content, community and e-commerce services.

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o    IDX's Outreach(TM)  service,  which provides remote access via the Internet to clinical information stored in IDX's LastWord(TM) clinical systems, will become a feature of Healtheon/WebMD's WebMD PracticeSM physician portal.

o Healtheon/WebMD will commit to a multi-million dollar co-branded marketing campaign promoting IDX and ChannelHealth products and services that incorporate Healtheon/WebMD content and transactions.

o IDX and Healtheon/WebMD will jointly promote IDX's LastWord clinical information system through integration with WebMD Practice. This will enable treating physicians using WebMD Practice to effectively monitor and track patients who have been admitted to hospitals using LastWord.

"With the new agreement we are positioning Healtheon/WebMD, IDX and ChannelHealth to be able to deliver electronic transaction services and content services to the physicians served by IDX nationwide as quickly as possible," said Jeff Arnold, chief executive officer of Healtheon/WebMD. "We expect to begin implementing our services with the IDX and ChannelHealth modules immediately."

"The combination of practice management systems from IDX, advanced physician-centered services from ChannelHealth, and the added value of content and transaction services from Healtheon/WebMD will enable the IDX physician community to access comprehensive solutions using the Internet to enhance and extend the physician-patient relationship," said Rich Tarrant, chief executive officer of IDX. "We are excited about the opportunity to move this relationship forward and remain confident that this partnership will help our customers use the Internet to improve the quality of healthcare."

ABOUT CHANNELHEALTH
ChannelHealth was launched in October 1999 to bring Internet services to the healthcare community as well as the connectivity and e-commerce services required to support efficient healthcare delivery. The ChannelHealth solution, which extends and enhances the physician/patient relationship, is designed to preserve the local and personal nature of healthcare. ChannelHealth is pioneering the use of the Internet to enable physicians, patients, labs, pharmacies, payers, and other healthcare organizations to communicate electronically, allowing greater patient and physician access to critical patient information, including patient histories, test results, prescribed medications, payment records, and physician/patient directed healthcare information.

ChannelHealth is a subsidiary of IDX Systems Corporation. For more than 30 years, IDX has used technology to aid healthcare delivery processes. ChannelHealth will continue this tradition by harnessing the power of the Internet to broaden patient access, create efficiencies, and provide opportunities to renew trusted, time-proven communication between physicians and patients in the healthcare delivery chain. For more information visit www.channelhealth.com

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ABOUT IDX

Founded in 1969, IDX Systems Corporation provides complete healthcare information solutions for integrated delivery networks including group practices, MSOs, health plans and hospitals. To connect systems and sites across the enterprise, IDX offers the products and services required to streamline patient flow, enhance quality and reduce costs across complex healthcare delivery networks. IDX is the company of choice at more than 1,650 customer sites, serving 118,000 physicians nationwide. For more information visit www.idx.com

ABOUT HEALTHEON/WEBMD
Healtheon/WebMD (NASDAQ: HLTH) is the first end-to-end Internet healthcare company connecting physicians and consumers to the entire healthcare industry. Healtheon/WebMD is using the Internet to facilitate a new system for the delivery of healthcare, resulting in a single, secure environment for all communications and transactions that will enable a more efficient and cost effective healthcare system. Healtheon/WebMD has its corporate headquarters in Atlanta and its technology headquarters in Silicon Valley. For more information visit http://www.webmd.com.

                                      # # #

This press release contains forward-looking statements that involve a number of risks and uncertainties including statements regarding the expected development of IDX's Internet strategy and the future benefits IDX expects to derive as a result of that strategy, including the operations of ChannelHealth. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are the lack of funding for ChannelHealth, intense competition in the Internet healthcare business, volume and timing of systems sales and installations, length of sales cycles and installation process, seasonal patterns of sales and customer buying behaviors, procurement, development and implementation of year 2000 ready products for internal use, procurement, development and implementation of year 2000 ready solutions for customers, the potential disruption of customer's purchasing plans due to work on their own year 2000 problems, development by competitors of new or superior technologies, delays in product development, undetected errors or bugs in software, product liability, changing economic, political and regulatory influences on the healthcare industry, changes in product pricing policies, competitive pressures, possible regulation of the Company's software by the U.S. Food and Drug Administration, general economic conditions, and the risk factors detailed from time to time in the Company's periodic reports and registration statements filed with the Securities and Exchange Commission, which important factors are incorporated herein by reference.

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Other than historical  information  set forth herein,  information in this press release contains "forward-looking statements." These statements involve risks and uncertainties that could cause actual results to differ materially, including without limitation, the ability of Healtheon/WebMD's services to decrease costs and improve patient care, Healtheon/WebMD's limited operating history, continued growth in the use of the Internet, acceptance of the Internet as a secure medium over which to conduct transactions, the performance of Healtheon/WebMD and risks associated with its business, the volatility of the market for Healtheon/WebMD stock, actual operating performance, the ability to operate successfully in various strategic alliances, the ability to maintain large client contracts or to enter into new contracts, and the competition from other participants in the healthcare industry. Additional factors that could
cause  actual   results  to  differ   materially   are   discussed  in  each  of
Healtheon/WebMD's recent filings with the Securities and Exchange Commission, including but not limited to S-1 and S-4 Registration Statements, Annual Reports on Form 10-K, Form 8-Ks, and other periodic reports, including Form 10-Qs.

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